UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 29, 2025
Date of Report (date of earliest event reported)

Establishment Labs Holdings Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38593	98-1436377
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
Buiding B15 and 25 Coyol Free Zone Alajuela Costa Rica
(Address of principal executive offices) (Zip Code)
+506 2434 2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, No Par Value	ESTA	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2025, Establishment Labs Holdings Inc. (the “Company”) entered into a Fourth Amendment to Credit Agreement and Guaranty with Oaktree Fund Administration, LLC, as administrative agent, and the other parties thereto (the “Amendment”), which amends the terms of that certain Credit Agreement and Guaranty, dated as of April 26, 2022 (as amended, the “Agreement”). Capitalized terms used in this report and not otherwise defined have the definitions ascribed to them in the Agreement.

The Amendment (i) provides for the availability of the Tranche D Term Loans to commence as of the effective date of the Amendment, notwithstanding the revenue milestone originally set forth in the Agreement, and (ii) increases, effective September 28, 2025, the minimum liquidity that the Company and its subsidiaries that are guarantors under the Agreement are required to maintain from $25,000,000 to $30,000,000.

The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the Amendment attached as Exhibit 10.1 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 29, 2025, the Company fully borrowed the Tranche D Term Loans available under the Agreement in an amount equal to $25,000,000.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Fourth Amendment to Credit Agreement and Guaranty, dated as of September 29, 2025, by and among Establishment Labs Holdings Inc., its subsidiaries party thereto as guarantors, the lenders from time to time party thereto, and Oaktree Fund Administration, LLC, as administrative agent for the lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTABLISHMENT LABS HOLDINGS INC.

Dated:	October 3, 2025	By:	/s/ Rajbir S. Denhoy
		Name:	Rajbir S. Denhoy
		Title:	Chief Financial Officer